RECENT INVESTMENT ACTIVITY	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Recent Investment Activity

NOTE 3. ACQUISITION AND INVESTMENT ACTIVITY

We consolidate assets and liabilities acquired as of the purchase date and include earnings from acquisitions in consolidated earnings after the purchase date.

SEMPRA SOUTH AMERICAN UTILITIES

Chilquinta Energía and Luz del Sur

On April 6, 2011, Sempra South American Utilities acquired from AEI its interests in Chilquinta Energía in Chile and Luz del Sur in Peru, and their subsidiaries. Prior to the acquisition, Sempra South American Utilities and AEI each owned 50 percent of Chilquinta Energía and approximately 38 percent of Luz del Sur. Upon completion of the acquisition, Sempra South American Utilities owned 100 percent of Chilquinta Energía and approximately 76 percent of Luz del Sur, with the remaining shares of Luz del Sur held by institutional investors and the general public. As part of the transaction, Sempra South American Utilities also acquired AEI's interests in two energy-services companies, Tecnored S.A. and Tecsur S.A. The adjusted purchase price of $888 million resulted from valuing the net assets in Chile, Peru and other holding companies at $495 million, $385 million and $8 million, respectively. We paid $611 million in cash ($888 million less $245 million of cash acquired and $32 million of consideration withheld for a liability related to the purchase).

As part of our acquisition of AEI's interest in Luz del Sur, we were required to launch a tender offer to the minority shareholders of Luz del Sur to purchase their shares (up to a maximum 14.73 percent interest in Luz del Sur). In September 2011, we purchased 18,918,954 additional Luz del Sur shares for $43 million in settlement of the mandatory public tender offer, bringing Sempra South American Utilities' ownership to 79.82 percent.

Chilquinta Energía owned 85 percent of Luzlinares S.A. (Luzlinares) through October 31, 2012. On November 26, 2012, Chilquinta Energía purchased the remaining 15-percent ownership interest of Luzlinares for $7 million in cash.

We allocated the original purchase price for Chilquinta Energía and Luz del Sur on a preliminary basis in the second quarter of 2011. In the third and fourth quarters of 2011, we adjusted the preliminary allocation for additional assets and liabilities identified, including an $11 million premium related to long-term debt at Chilquinta Energía. The retrospective application of these adjustments to prior quarters was de minimus. There were no further adjustments through April 2012, the end of the measurement period. The following table summarizes the consideration paid in the acquisition and the recognized amounts of the assets acquired and liabilities assumed, as well as the fair value at the acquisition date of the noncontrolling interests:

PURCHASE PRICE ALLOCATION
(Dollars in millions)
	At April 6, 2011
				Other
	Chilean	Peruvian		holding
	entities	entities		companies	Total
Fair value of businesses acquired:
Cash consideration (fair value of total
consideration)	$495	$385		$8	$888
Fair value of equity method
investments immediately prior to
the acquisition	495	385		2	882
Fair value of noncontrolling interests	37	242		―	279
Total fair value of businesses acquired	1,027	1,012		10	2,049

Recognized amounts of identifiable assets
acquired and liabilities assumed:
Cash	219	22		4	245
Property, plant and equipment	555	931		―	1,486
Long-term debt	(305)	(179)		―	(484)
Other net assets (liabilities) acquired	44	(223)		6	(173)
Total identifiable net assets	513	551		10	1,074
Goodwill	$514	$461	$	―	$975

Our results for the year ended December 31, 2011 include a $277 million gain (both pretax and after-tax) related to the remeasurement of equity method investments, included as Remeasurement of Equity Method Investments on our Consolidated Statement of Operations. We calculated the gain as the difference between the acquisition-date fair value ($882 million) and the book value ($605 million) of our equity interests in Chilquinta Energía and Luz del Sur immediately prior to the acquisition date. This book value of our equity interests included currency translation adjustment balances in Accumulated Other Comprehensive Income (Loss). The valuation techniques we used to allocate the purchase price to the businesses included discounted cash flow analysis and the market multiple approach (enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA)). Our assumptions for these measures included estimated future cash flows, use of appropriate discount rates, market trading multiples and market transaction multiples. Discount rates used reflect consideration of risk free rates, as well as country and company risk. Methodologies used to determine fair values of material assets as of the date of the acquisition included the replacement cost approach for property, plant and equipment; and

  goodwill associated primarily with the value of residual future cash flows that we believe these businesses will generate, to be tested annually for impairment. For income tax purposes, none of the goodwill recorded is deductible in Chile, Peru or the United States.

For substantially all other assets and liabilities, our analysis of fair value factors indicated that book value approximates fair value. We valued noncontrolling interests based on the fair value of tangible assets and an allocation of goodwill based on relative enterprise value.

Our Consolidated Statement of Operations includes 100 percent of the acquired companies' revenues, net income and earnings from the date of acquisition, including $1.1 billion, $160 million and $135 million, respectively, from the date of acquisition for the year ended December 31, 2011. These amounts do not include the remeasurement gain.

Following are pro forma revenues and earnings for Sempra Energy had the acquisition occurred on January 1, 2010, which primarily reflect the incremental increase to revenues and earnings from our increased ownership and consolidation of the entities acquired. Although some short-term debt borrowings may have resulted from the actual acquisition in 2011, we have not assumed any additional interest expense in the pro forma impact on earnings below, as the amounts would be immaterial due to the low interest rates available to us on commercial paper. The pro forma amounts do not include the impact of the increased ownership in Luz del Sur resulting from the tender offer completed in September 2011 discussed above.

	Years ended December 31,
(Dollars in millions)	2011	2010
Revenues	$10,379	$10,277
Earnings(1)	1,079	1,062
(1)	Pro forma earnings for 2010 include the $277 million gain related to the remeasurement of equity method investments, and accordingly, pro forma earnings for 2011 exclude the gain.

The companies use their local currency, the Chilean Peso or the Peruvian Nuevo Sol, as their functional currency, and we account for them as discussed above in Note 1 under “Foreign Currency Translation.”

We provide additional information about Sempra South American Utilities' investments in Chilquinta Energía and Luz del Sur in Note 4.

SEMPRA MEXICO

Acquisition of Mexican Pipeline and Natural Gas Infrastructure

On April 30, 2010, Sempra Mexico completed an acquisition resulting in the purchase of the Mexican pipeline and natural gas infrastructure assets of El Paso Corporation for $307 million ($292 million, net of cash acquired).

The acquisition consists of El Paso Corporation's wholly owned natural gas pipeline and compression assets in the Mexican border state of Sonora and its 50-percent interest in Gasoductos de Chihuahua, a joint venture with PEMEX, the Mexican state-owned oil company. The acquisition has enabled us to expand our natural gas infrastructure business in Mexico. The joint venture operates two natural gas pipelines and a propane system in Mexico. The pipeline assets are supported substantially by long-term contracts.

The following table summarizes the consideration paid in the acquisition and the recognized amounts of the assets acquired and liabilities assumed:

(Dollars in millions)	At April 30, 2010
Cash consideration (fair value of total consideration)	$307
Recognized amounts of identifiable assets acquired and liabilities assumed:
Investment in equity method investee	256
Other net assets acquired	33
Total identifiable net assets	289
Goodwill(1)	$18
(1)	The goodwill, which represents the residual of the consideration paid over the identifiable net assets, is assigned to the Sempra Mexico segment and is attributed to the strategic value of the transaction. None of the goodwill recorded is deductible in Mexico for income tax purposes.

Included in our Consolidated Statements of Operations are revenues and earnings of $6 million and $21 million, respectively, for the period May 1, 2010 to December 31, 2010 related to the assets acquired from El Paso Corporation. Pro forma impacts on revenues and earnings for Sempra Energy had the acquisition occurred on January 1, 2009 were additional revenues of $3 million and earnings of $7 million in 2010.

SEMPRA RENEWABLES

We provide information about investment activity at Sempra Renewables in Note 4.

SEMPRA NATURAL GAS

Willmut Gas Company

In May 2012, Sempra Natural Gas acquired 100 percent of the outstanding common stock of Willmut Gas Company (Willmut Gas), a regulated natural gas distribution utility serving approximately 20,000 customers in Hattiesburg, Mississippi, in order to expand Sempra Natural Gas' service area in the Southeast United States. Willmut Gas was purchased for $19 million in cash and the assumption of $10 million of liabilities. Included in the acquisition was $17 million in net property, plant and equipment. As a result of the acquisition, we recorded $10 million of goodwill.

The results of operations for Willmut Gas are included in our Consolidated Statements of Operations beginning from the date of acquisition, including revenues of $10 million and negligible earnings for the year ended December 31, 2012. Pro forma impacts on revenues and earnings for Sempra Energy had the acquisition occurred on January 1, 2011 were additional revenues of $7 million and negligible earnings in 2012 and additional revenues of $21 million, and negligible earnings for 2011.

Rockies Express

We discuss Sempra Natural Gas' investment in Rockies Express Pipeline LLC (Rockies Express) in Note 4.

SEMPRA COMMODITIES

In 2010 and early 2011, Sempra Energy and The Royal Bank of Scotland plc (RBS) sold substantially all of the businesses and assets within RBS Sempra Commodities, a partnership formed in 2008.

We provide additional information concerning RBS Sempra Commodities and the sale transactions in Notes 4 and 5.